UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 29, 2015

Date of Report

(Date of Earliest Event Reported)

Commission File No. 0-29935

CROWN EQUITY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation or organization)	(I.R.S. Employer Identification No.)

11226 Pentland Downs Street, Las Vegas, NV 89141

(Address of principal executive offices)(Zip code)

Company’s telephone number, including area code: (702) 448-1543

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

Departure of Officer and Director

On May 29, 2015, Crown Equity Holdings Inc. (the “Company”) accepted the resignation of one of its directors, Brett Matus who left for personal reasons. The Board of Directors has been reduced from eight to seven, effective immediately.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	May 29, 2015 Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN EQUITY HOLDINGS INC.

Dated: May 29, 2015	By:	/s/ Kenneth Bosket
Kenneth Bosket
President